Exhibit 99.1

Horizon Health

Consolidated Statement of Operations (Unaudited)

	For the Three Months Ended November 30, 2004	Less: Adjustments For the Three Months Ended November 30, 2004	Adjusted For the Three Months Ended November 30, 2004
Revenues	$47,285,573	—	$47,285,573
Cost of Services (exclusive of depreciation shown separately below)	35,014,041	84,360	34,929,681
Selling, general and administrative	5,545,820	—	5,545,820
Provision for doubtful accounts	817,643	—	817,643
Depreciation and amortization	856,668	—	856,668

Operating income	5,051,401	(84,360)	5,135,761
Interest expense	(571,555)	—	(571,555)
Interest income and other	6,038	—	6,038

Income before income taxes, minority interest and discontinued operations	4,485,884	(84,360)	4,570,244
Income tax provision	1,738,577	(33,245)	1,771,822

Income from continuing operations	2,747,307	(51,115)	2,798,422
Discontinued Operations:
(Loss) income from discontinued operations, net	234,972	—	234,972

Discontinued operations	234,972	—	234,972
Net income	$2,982,279	($51,115)	$3,033,394
Basic earnings per common share
Continuing operations	$0.25	($0.00)	$0.25
Discontinued operations	$0.02	$0.00	$0.02

	$0.27	($0.00)	$0.27
Diluted earnings per common share
Continuing operations	$0.24	($0.00)	$0.25
Discontinued operations	$0.02	$0.00	$0.02

	$0.26	($0.00)	$0.27
Weighted average shares outstanding
Basic	11,065,956	11,065,956	11,065,956

Diluted	11,405,048	11,405,048	11,405,048

Horizon Health

Consolidated Statement of Operations (Unaudited)

	For the Three Months Ended February 28, 2005	Less: Adjustments For the Three Months Ended February 28, 2005	Adjusted For the Three Months Ended February 28, 2005
Revenues	$49,712,543	—	$49,712,543
Cost of Services (exclusive of depreciation shown separately below)	37,574,887	135,497	37,439,390
Selling, general and administrative	5,451,986	—	5,451,986
Provision for doubtful accounts	553,513	—	553,513
Depreciation and amortization	765,659	—	765,659

Operating income	5,366,498	(135,497)	5,501,995
Interest expense	(596,669)	—	(596,669)
Interest income and other	(5,859)	—	(5,859)

Income before income taxes, minority interest and discontinued operations	4,763,970	(135,497)	4,899,467
Income tax provision	1,869,997	(53,397)	1,923,394

Income from continuing operations	2,893,973	(82,100)	2,976,073
Discontinued Operations:
(Loss) income from discontinued operations, net	184,235	—	184,235

Discontinued operations	184,235	—	184,235
Net income	$3,078,208	($82,100)	$3,160,308
Basic earnings per common share
Continuing operations	$0.26	($0.01)	$0.27
Discontinued operations	$0.02	$0.00	$0.02

	$0.27	($0.01)	$0.28
Diluted earnings per common share
Continuing operations	$0.25	($0.01)	$0.26
Discontinued operations	$0.02	$0.00	$0.02

	$0.26	($0.01)	$0.27
Weighted average shares outstanding
Basic	11,212,789	11,212,789	11,212,789

Diluted	11,652,987	11,652,987	11,652,987

Horizon Health

Consolidated Statement of Operations (Unaudited)

	For the Three Months Ended May 31, 2005	Less: Adjustments For the Three Months Ended May 31, 2005	Adjusted For the Three Months Ended May 31, 2005
Revenues	$53,804,996	—	$53,804,996
Cost of Services (exclusive of depreciation shown separately below)	40,782,543	1,345,233	39,437,310
Selling, general and administrative	5,946,430	—	5,946,430
Provision for doubtful accounts	715,965	—	715,965
Depreciation and amortization	762,824	—	762,824

Operating income	5,597,234	(1,345,233)	6,942,467
Interest expense	(293,366)	—	(293,366)
Interest income and other	152,935	—	152,935

Income before income taxes, minority interest and discontinued operations	5,456,803	(1,345,233)	6,802,036
Income tax provision	2,134,569	(530,129)	2,664,698

Income from continuing operations	3,322,234	(815,104)	4,137,338
Discontinued Operations:
(Loss) income from discontinued operations, net	170,336	—	170,336

Discontinued operations	170,336	—	170,336
Net income	$3,492,570	($815,104)	$4,307,674
Basic earnings per common share
Continuing operations	$0.23	($0.06)	$0.29
Discontinued operations	$0.01	$0.00	$0.01

	$0.25	($0.06)	$0.30
Diluted earnings per common share
Continuing operations	$0.23	($0.06)	$0.28
Discontinued operations	$0.01	$0.00	$0.01

	$0.24	($0.06)	$0.29
Weighted average shares outstanding
Basic	14,194,776	14,194,776	14,194,776

Diluted	14,744,201	14,744,201	14,744,201

Horizon Health

Consolidated Statement of Operations (Unaudited)

	For the Three Months Ended August 31, 2005	Less: Adjustments For the Three Months Ended August 31, 2005	Adjusted For the Three Months Ended August 31, 2005
Revenues	$56,589,215	—	$56,589,215
Cost of Services (exclusive of depreciation shown separately below)	46,661,097	4,031,268	42,629,829
Selling, general and administrative	6,275,594	—	6,275,594
Provision for doubtful accounts	2,294,560	—	2,294,560
Impairment loss on building	1,015,241	1,015,241	—
Depreciation and amortization	1,002,237	62,694	939,543

Operating income	(659,514)	(5,109,203)	4,449,689
Interest expense	(111,492)	—	(111,492)
Interest income and other	122,131	—	122,131

Income before income taxes, minority interest and discontinued operations	(648,875)	(5,109,203)	4,460,328
Income tax provision	(411,192)	(2,013,435)	1,602,243
Minority interest, net	(15,262)	—	(15,262)

Income from continuing operations	(222,421)	(3,095,768)	2,873,347
Discontinued Operations:
(Loss) income from discontinued operations, net	(1,077,635)	(1,295,369)	217,734
Loss on disposal of discontinued operations, net	(3,102,469)	(3,102,469)	—

Discontinued operations	(4,180,104)	(4,397,838)	217,734
Net income	($4,402,525)	($7,493,606)	$3,091,081
Basic earnings per common share
Continuing operations	($0.02)	($0.21)	$0.19
Discontinued operations	($0.28)	($0.30)	$0.01

	($0.30)	($0.50)	$0.21
Diluted earnings per common share
Continuing operations	($0.01)	($0.20)	$0.19
Discontinued operations	($0.27)	($0.29)	$0.01

	($0.29)	($0.49)	$0.20
Weighted average shares outstanding
Basic	14,843,044	14,843,044	14,843,044

Diluted	15,423,542	15,423,542	15,423,542

Horizon Health

Consolidated Statement of Operations (Unaudited)

	For the Twelve Months Ended August 31, 2005	Less: Adjustments For the Twelve Months Ended August 31, 2005	Adjusted For the Twelve Months Ended August 31, 2005
Revenues	$207,392,327	—	$207,392,327
Cost of Services (exclusive of depreciation shown separately below)	160,032,568	5,596,358	154,436,210
Selling, general and administrative	23,219,830	—	23,219,830
Provision for doubtful accounts	4,381,681	—	4,381,681
Impairment loss on building	1,015,241	1,015,241	—
Depreciation and amortization	3,387,388	62,694	3,324,694

Operating income	15,355,619	(6,674,293)	22,029,912
Interest expense	(1,573,082)	—	(1,573,082)
Interest income and other	275,245	—	275,245

Income before income taxes, minority interest and discontinued operations	14,057,782	(6,674,293)	20,732,075
Income tax provision	5,331,951	(2,630,206)	7,962,157
Minority interest, net	(15,262)	—	(15,262)

Income from continuing operations	8,741,093	(4,044,087)	12,785,180
Discontinued Operations:
(Loss) income from discontinued operations, net	(488,092)	(1,295,369)	807,277
Loss on disposal of discontinued operations, net	(3,102,469)	(3,102,469)	—

Discontinued operations	(3,590,561)	(4,397,838)	807,277
Net income	$5,150,532	($8,441,925)	$13,592,457
Basic earnings per common share
Continuing operations	$0.68	($0.32)	$1.00
Discontinued operations	($0.28)	($0.34)	$0.06

	$0.40	($0.66)	$1.06
Diluted earnings per common share
Continuing operations	$0.66	($0.30)	$0.96
Discontinued operations	($0.27)	($0.33)	$0.06

	$0.39	($0.63)	$1.02
Weighted average shares outstanding
Basic	12,829,141	12,829,141	12,829,141

Diluted	13,306,444	13,306,444	13,306,444